EXHIBIT 32.2
SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER
      In connection with the Annual Report of Vector Group Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joselynn D. Van Siclen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
March 16, 2006

/s/ Joselynn D. Van Siclen

Joselynn D. Van Siclen
Vice President and Chief Financial Officer